Summary Prospectus February 1, 2020
Sterling Capital Stratton Small Cap Value Fund Class R6 Shares SCSIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2020, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@sterlingcapital.com.

Investment Objective

The Fund seeks long-term capital appreciation.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class R6 Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class R6 Shares
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.23%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(2)	1.09%
Fee Waiver or Expense Reimbursement(3)	-0.21%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(2),(3)	0.88%

(1) The amount shown for “Other Expenses” is based on estimated amounts for the current fiscal year.

(2) The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(3) The Fund’s administrator, Sterling Capital Management LLC (“Sterling Capital”), has contractually agreed to waive its administrative fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) for the Fund’s Class R6 Shares exceed 0.87% of the Class R6 Shares’ average daily net assets for the period from February 1, 2020 through January 31, 2021. This contractual limitation may be terminated during this period only by the Fund’s Board of Trustees, and will automatically terminate upon termination of the Administration Agreement between the Fund and Sterling Capital.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports of the Sterling Capital Funds (each, a “Fund” and, collectively, the “Funds”) will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.sterlingcapitalfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-228-1872 or send an email request to fundinfo@sterling-capital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

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same, except for the expiration of the current contractual expense limitation on January 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$90	$326	$581	$1,310

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.60% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in common stock and securities convertible into common stock of small capitalization companies. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000® Index. As of December 31, 2019, the market capitalization of the largest company in the Russell 2000® Index was $8.4 billion. The Fund may also invest in REITs, including mortgage REITs, and other real estate-related securities.

Sterling Capital Management LLC (“Sterling Capital”) believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. Quantitatively, Sterling Capital focuses on a stock’s fundamental valuation relative to its peers. Sterling Capital considers additional quantitative measures, such as earnings momentum and relative price strength. Qualitatively, Sterling Capital seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Small Capitalization Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, small company stocks tend to trade less frequently and in lesser quantities, and their market prices often fluctuate more, than those of larger firms.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — small cap value stocks — will underperform other kinds of investments or market averages. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Real Estate-Related Investment and REIT Risk: Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Risks associated with investments in securities of companies in the real estate industry include decline in the value of the underlying real estate, default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which the Fund invests.

Convertible Securities Risk: Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Company-Specific Risk: The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Focused Investment Risk: Investments focused in sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

Management Risk: The risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.

For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.

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Institutional Shares Annual Total Returns for years ended 12/31(1), (2)

Best quarter:	16.13%	12/31/2010
Worst quarter:	-18.71%	09/30/2011

Average Annual Total Returns as of December 31, 2019(1), (2)

	1 Year	5 Years	10 Years
Institutional Shares(1), (2)
Return Before Taxes	24.51%	7.68%	11.43%
Return After Taxes on Distributions	22.57%	6.18%	10.40%
Return After Taxes on Distributions and Sale of Fund Shares	15.84%	5.91%	9.39%
Russell 2000® Value Index
(reflects no deductions for fees, expenses, or taxes)	22.39%	6.99%	10.56%

(1) Performance for the Institutional Shares prior to November 16, 2015 is based on the performance of the shares of the Fund’s predecessor, the Stratton Small Cap Value Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization.

(2) Class R6 Shares commenced operations on February 1, 2020. Because Class R6 Shares do not have a full calendar year of performance, the performance shown is that of the Institutional Shares. Class R6 Shares and Institutional Shares of the Fund would have substantially similar performance because the Shares are invested in the same portfolio of securities and the performance would differ only to the extent that the Classes have different expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Sterling Capital Management LLC

Portfolio Managers

Gerald M. Van Horn, CFA
Executive Director of Sterling Capital and Lead Portfolio Manager
Since November 16, 2015*

Shawn M. Gallagher, CFA
Director of Sterling Capital and Associate Portfolio Manager
Since November 16, 2015

Andrew T. DiZio, CFA
Director of Sterling Capital and Associate Portfolio Manager
Since November 16, 2015

* Mr. Van Horn served as a portfolio manager of the Predecessor Fund since 2000.

Purchase and Sale of Fund Shares

Account and Investor Type	Minimum Initial Investment	Minimum Subsequent Investment
Regular Account
Group Retirement and Benefit Plans, 529 Plans, and Sterling Capital Funds’ Funds of Funds	$0	$0
Eligible Institutional Investors and Accounts	$5,000,000	$0
Other Eligible Investors	$10,000,000	$0
Automatic Investment Plan
Group Retirement and Benefit Plans, 529 Plans, and Sterling Capital Funds’ Funds of Funds	$0	$25
Institutional Investors and Accounts	$5,000,000	$25
Other Investors	$10,000,000	$25

Class R6 Shares are available only to eligible group retirement and benefit plans, 529 plans, the Sterling Capital Funds’ funds of funds, certain eligible institutional investors and accounts, including certain accounts at Truist Bank and its affiliates and predecessors where Truist Bank or its affiliates or predecessors (including, without limitation, their wealth management divisions) act in a fiduciary or discretionary capacity (excluding, without limitation, brokerage accounts), and certain other eligible investors that meet the applicable minimums stated above. Financial intermediaries such as clearing firms or record keepers that expect to receive compensation from a Fund or from Sterling Capital in the form of sub-recordkeeping, sub-transfer agency or other similar service fees are not eligible to purchase R6 Shares. R6 Shares are available for purchase on any business day when the New York Stock Exchange (the NYSE) is open for regular trading. Please contact your financial intermediary, plan administrator or the Funds directly at 1-800-228-1872 for more information regarding purchasing, redeeming and exchanging shares.

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Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

STSCV-R6-0220

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